SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 12 — SUBSEQUENT EVENTS

On July 5, 2016, the Board of Directors expanded its membership from five to six members and appointed Douglas R. Harris to fill the vacancy created by the increase.  In connection with his appointment to the Board, Mr. Harris was granted 25,000 shares of the Company’s common stock and options to purchase an additional 25,000 shares of stock, which options are exercisable at a price of $1.60 per share until December 31, 2022. Mr. Harris receives a quarterly director fee in the amount of $3,000.

On July 22, 2016 the Company issued 8,333 shares of common stock at $1.65 per share in connection with a consulting agreement (Notes 8 and 11).

On August 12, 2016, the Company filed a registration statement on Form S-1 pursuant to which the Company seeks to raise up to $27,000,000 in a public offering of its common stock.

NOTE 12—SUBSEQUENT EVENTS

        On January 1, 2016, the Company appointed Paul D. Maniscalco as its Chief Financial Officer and William B. Lloyd as its Chief Operating Officer. (See Note 11) Contemporaneously with Mr. Maniscalco's appointment, Stephen J. Foley ceased acting as the Company's principal financial and accounting officer.

        On February 25, 2016, the Board of Directors approved a form of amended and restated executive employment in order to provide uniform terms of employment for the Company's executive officers. Effective March 1, 2016, the Company entered into an amended and restated employment agreement with each Stephen J. Foley and Fredrick J. Witsell. The Company also executed an executive employment agreement with William B. Lloyd as Chief Operating Officer. For each of the foregoing executives, the employment agreements provide for an initial term expiring on December 31, 2018 with an automatic renewal for successive one-year periods unless terminated in accordance with its terms; base compensation in the amount of $156,000 per year; provisions for termination under various circumstances, and payment of severance under certain circumstances.

        Additionally, Mr. Lloyd was granted an option to purchase up to 875,000 shares of the Company's common stock at a price of $1.00 per share. The option vests as follows: (i) 125,000 shares on the effective date of his appointment, and (ii) 750,000 shares on January 1, 2017, provided that Mr. Lloyd remains an employee or consultant to the Company during that time. The options are subject to the terms and conditions of the Company's Equity Incentive Plan. (See Note 9)

        On February 24, 2016, the Company entered into the First Amendment to Revolving Line of Credit Facility Agreement ("First Amendment") with Providence. The First Amendment extended the maturity date of any borrowing under the line of credit for one year to June 1, 2018. All other terms of the line of credit remain the same. (See Note 5)

        Subsequent to December 31, 2015, 95,000 shares of common stock were issued at $1.00 per share to one accredited investor pursuant to a private placement of the Company's common stock. (See Note 8)

        Subsequent to December 31, 2015, the Company issued 1,125,000 options to purchase its common stock at an exercise price of $1.00. (See Notes 9 and 11)

        Subsequent to December 31, 2015, the Company continued negotiation with an independent third party pursuant to a non-binding letter of intent executed on January 16, 2016 to acquire approximately 300 net acres of oil and gas leases and one producing well within the Company's Todd Creek Farms prospect area. (See Note 4)